                                                                    EXHIBIT 99.3

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
SigNet Paging of Raleigh, Inc.

    We have audited the accompanying balance sheet of SigNet Paging of Raleigh, Inc. (the Company), as of December 31, 1994, and the related statements of operations, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SigNet Paging of Raleigh, Inc., at December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Dallas, Texas
August 9, 1995

                         SIGNET PAGING OF RALEIGH, INC.
                                 BALANCE SHEETS

                                     ASSETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------    JUNE 30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Cash................................................................................  $      16,628  $      38,730
Trade accounts receivable, less allowance of $20,000................................         66,058         77,580
Inventories.........................................................................         14,072         17,596
Other current assets................................................................         41,062          2,263
                                                                                      -------------  -------------
Total current assets................................................................        137,820        136,169
Equipment:
  Pagers............................................................................      1,763,713      1,836,449
  Communications equipment..........................................................        433,796        396,445
  Office and other equipment........................................................        334,135        343,312
                                                                                      -------------  -------------
                                                                                          2,531,644      2,576,206
  Less allowance for depreciation...................................................      1,343,337      1,473,278
                                                                                      -------------  -------------
                                                                                          1,188,307      1,102,928
                                                                                      -------------  -------------
Total assets........................................................................  $   1,326,127  $   1,239,097
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                               LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Trade payables and accrued liabilities............................................  $     125,037  $     124,678
  Customer deposits.................................................................         13,350          6,627
  Current maturities of long-term debt..............................................        361,464        192,000
                                                                                      -------------  -------------
Total current liabilities...........................................................        499,851        323,305
Long-term debt, less current maturities.............................................        442,262        554,032
Stockholder's equity:
  Common stock, $100 par value:
    Authorized shares -- 1,000
    Issued and outstanding shares -- 500............................................         50,000         50,000
  Additional paid-in capital........................................................        923,896        923,896
  Retained earnings (deficit).......................................................       (589,882)      (612,136)
                                                                                      -------------  -------------
                                                                                            384,014        361,760
                                                                                      -------------  -------------
Total liabilities and stockholder's equity..........................................  $   1,326,127  $   1,239,097
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                         SIGNET PAGING OF RALEIGH, INC.

                            STATEMENTS OF OPERATIONS

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------   SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                          30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)

Revenues:
  Recurring revenues................................................................  $   2,528,153  $   1,408,400
  Product sales.....................................................................        138,385         99,756
                                                                                      -------------  -------------
Total revenues......................................................................      2,666,538      1,508,156
Cost of products sold...............................................................        141,428        115,028
                                                                                      -------------  -------------
                                                                                          2,525,110      1,393,128
Cost of services:
  Pager lease and access services...................................................        464,187        298,119
                                                                                      -------------  -------------
  Gross margin......................................................................      2,060,923      1,095,009
Expenses:
  Selling, general, and administrative..............................................      1,222,077        675,744
  Depreciation and amortization.....................................................        423,446        215,076
                                                                                      -------------  -------------
                                                                                          1,645,523        890,820
                                                                                      -------------  -------------
Operating income....................................................................        415,400        204,189
Other expense.......................................................................       (101,215)       (19,653)
                                                                                      -------------  -------------
Net income..........................................................................  $     314,185  $     184,536
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                         SIGNET PAGING OF RALEIGH, INC.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                  COMMON STOCK    ADDITIONAL   RETAINED
                                ----------------   PAID-IN     EARNINGS
                                SHARES   AMOUNT    CAPITAL     (DEFICIT)    TOTAL
                                ------   -------  ----------   ---------  ---------
Balance at December 31,
 1993.........................   500     $50,000   $ 923,896   $(515,405) $ 458,491
  Net income..................   --        --         --         314,185    314,185
  Stockholder distributions...   --        --         --        (388,662)  (388,662)
                                ------   -------  ----------   ---------  ---------
Balance at December 31,
 1994.........................   500      50,000     923,896    (589,882)   384,014
  Net income (unaudited)......   --        --         --         184,536    184,536
  Stockholder distributions
   (unaudited)................   --        --         --        (206,790)  (206,790)
                                ------   -------  ----------   ---------  ---------
Balance at June 30, 1995
 (unaudited)..................   500     $50,000   $ 923,896   $(612,136) $ 361,760
                                ------   -------  ----------   ---------  ---------
                                ------   -------  ----------   ---------  ---------

                            See accompanying notes.

                         SIGNET PAGING OF RALEIGH, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                            1994
                                                                                        ------------   SIX MONTHS
                                                                                                       ENDED JUNE
                                                                                                          30,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
OPERATING ACTIVITIES
Net income............................................................................   $  314,185   $    184,536
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization.......................................................      423,446        215,076
  Loss on sale of property and equipment..............................................       16,424        --
  Changes in operating assets and liabilities:
    Trade accounts receivable.........................................................       63,712        (11,522)
    Inventories.......................................................................       (3,038)        (3,524)
    Other assets......................................................................          703         38,799
    Trade payables and accrued liabilities............................................       86,776           (359)
    Customer deposits.................................................................      (11,075)        (6,723)
                                                                                        ------------  ------------
Net cash provided by operating activities.............................................      891,133        416,283
                                                                                        ------------  ------------
INVESTING ACTIVITIES
Purchase of property and equipment....................................................     (662,662)      (129,697)
Purchase of certificate of deposit....................................................      (38,671)       --
Proceeds from sale of property and equipment..........................................      105,715
                                                                                        ------------  ------------
Net cash used by investing activities.................................................     (595,618)      (129,697)
FINANCING ACTIVITIES
Stockholder distributions.............................................................     (388,662)      (206,790)
Proceeds from borrowing...............................................................      461,663        --
Payment on borrowings.................................................................     (497,358)       (57,694)
                                                                                        ------------  ------------
Net cash used in financing activities.................................................     (424,357)      (264,484)
Net decrease in cash..................................................................     (128,842)        22,102
Cash at beginning of year.............................................................      145,470         16,628
                                                                                        ------------  ------------
Cash at end of year...................................................................   $   16,628   $     38,730
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                            See accompanying notes.

                         SIGNET PAGING OF RALEIGH, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION
    SigNet Paging of Raleigh, Inc. (the Company), was incorporated July 1988 and is engaged in the sale of pagers and related airtime service, primarily in the central North Carolina area.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in central North Carolina. No single customer accounted for a significant amount of the Company's sales. The Company reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    INVENTORIES

    Inventories are valued at lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives generally range from, three to ten years.

    INCOME TAXES

    The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss passes to its stockholder for inclusion in his individual income tax returns.

NOTE 3. -- BORROWING ARRANGEMENTS
    Long-term debt at December 31, 1994, consists of the following:

Pager notes payable, due in varying
 monthly installments, plus interest at
 12% per annum, collateralized by pagers
 with a carrying value of approximately
 $770,000................................                  $ 664,488
Notes payable to bank, due in varying
 monthly installments, plus interest at
 8% to 15% per annum, collateralized by
 equipment and vehicles with a carrying
 value of approximately $119,000 and a
 certificate of deposit of $38,000 which
 is included as other assets.............                    129,955
Other....................................                      9,283
                                                          ----------
                                                             803,726
Less current portion.....................                    361,464
                                                          ----------
                                                           $ 442,262
                                                          ----------
                                                          ----------

    Borrowings under the loans are subject to certain financial covenants that include the maintenance of minimum tangible net worth, as defined, and of certain financial ratios.

                         SIGNET PAGING OF RALEIGH, INC.

NOTE 3. -- BORROWING ARRANGEMENTS (CONTINUED)
    At December 31, 1994, maturities of long-term debt under the terms of the existing loan agreement are as follows:

1995.....................................................  $ 361,464
1996.....................................................    396,492
1997.....................................................     18,933
1998.....................................................     17,802
1999.....................................................      9,035
                                                           ---------
                                                           $ 803,726
                                                           ---------
                                                           ---------

NOTE 4. -- LEASES
    The Company leases office space and certain tower transmission sites under agreements which are classified as operating leases. Rent expense for 1994 under such operating leases was $51,972.